                                                                 EXHIBIT m(8)(b)


                                 AMENDMENT NO. 1
                        TO THE FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                         AIM SPECIAL OPPORTUNITIES FUNDS

                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

The First Amended and Restated Master Distribution Plan (the "Plan"), dated as of December 31, 2000, pursuant to Rule 12b-1 of AIM Special Opportunities Funds, a Delaware business trust, is hereby amended as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                           FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                         AIM SPECIAL OPPORTUNITIES FUNDS

                               (DISTRIBUTION FEE)


                                                 MAXIMUM
                                               ASSET-BASED      MAXIMUM        MAXIMUM
                                                  SALES         SERVICE       AGGREGATE
           FUND                                   CHARGE          FEE            FEE
           ----                                -----------      --------      ---------

AIM Opportunities III Fund                           0.75%         0.25%         1.00%
   (Class B Shares)

AIM Opportunities II Fund                            0.75%         0.25%         1.00%
   (Class B Shares)

AIM Opportunities I Fund                             0.75%         0.25%         1.00%"
   (Class B Shares)

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: July 1, 2002
       ------

                                        AIM SPECIAL OPPORTUNITIES FUNDS
                                        (on behalf of its Class B Shares)


                                        (LAM)
Attest: /s/ LISA A. MOSS                By: /s/ ROBERT H. GRAHAM
        ------------------------------      ------------------------------------
         Assistant Secretary                 Robert H. Graham
                                             President




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